GCO Education Loan Funding Trust - I
Statements to Noteholders
For the period ending August 31, 2006

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer.  The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge.  In some circumstances, certain expenses have been accrued.

12.04 (a)     the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Principal
Class	Reduction
A-1AR Notes	$—
A-2AR Notes	—
A-3AR Notes	—
B-1AR Notes	—
A-1L Notes	4,947,000
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	5,425,000
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	8,945,000
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$19,317,000

12.04 (b)     the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$44,108
A-2AR Notes	78,512
A-3AR Notes	208,056
B-1AR Notes	58,691
A-1L Notes	879,838
A-4AR Notes	161,647
A-5AR Notes	248,733
B-2AR Notes	66,000
A-2L Notes	1,634,385
A-3L Notes	3,176,939
A-6AR Notes	511,000
B-3AR Notes	209,222
A-4L Notes	2,396,634
A-5L Notes	2,329,210
A-6L Notes	3,355,956
B-4AR Notes	134,151
A-7L Notes	1,205,200
A-8L Notes	5,076,561
A-9L Notes	1,962,436
A-10L Notes	3,229,200
A-11L Notes	4,220,714
$31,187,194

12.04 (c)     the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d)     the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,279,110,568

12.04 (e)     the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$10,700,000
A-2AR Notes	15,500,000
A-3AR Notes	50,000,000
B-1AR Notes	14,000,000
A-1L Notes	59,890,000
A-4AR Notes	32,000,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	116,625,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	170,027,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	90,000,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,487,342,000

12.04 (f)      the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	5.330%
A-2AR Notes	5.200%
A-3AR Notes	5.300%
B-1AR Notes	5.380%
A-1L Notes	5.500%
A-4AR Notes	5.200%
A-5AR Notes	5.300%
B-2AR Notes	5.330%
A-2L Notes	5.430%
A-3L Notes	5.480%
A-6AR Notes	5.250%
B-3AR Notes	5.330%
A-4L Notes	5.430%
A-5L Notes	5.520%
A-6L Notes	5.550%
B-4AR Notes	5.400%
A-7L Notes	5.430%
A-8L Notes	5.530%
A-9L Notes	5.560%
A-10L Notes	5.590%
A-11L Notes	5.630%

12.04 (g)     the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	187,361

12.04 (h)     the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	—
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	53,014
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

12.04 (i)      the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$16,980,537	4,968,991	21,949,528

Of the total amount recovered above, $1,689,940.50 was in-transit as of 06-30-06, and was received in early July.

12.04 (j)      the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$19,429,401	—

Acquisition Fund:

12.04 (k)     the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$—
Total	$—

12.04 (l)      the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$4,808

12.04 (m)    the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n)     the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o)     the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	708	$22,711,044
31 - 60 days	1,127	37,848,652
61 - 90 days	599	21,723,356
91 - 120 days	318	10,062,782
Over 120 days	1,187	37,926,604
Claims filed	84	2,878,288
	4,023	$133,150,726

* Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

12.04 (p)     the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$26,284,911	$346,218	$26,631,130
Reserve Fund	19,429,401	90,378	19,519,779
Acquisition Fund	153,194,627	712,138	153,906,766
Redemption Fund	22,040,316	5,243	22,045,559
Student Loan Receivable	2,279,110,568	21,474,594	2,300,585,163
Total	$2,500,059,823	$22,628,573	$2,522,688,396

Class	Balance	Accrued Interest	Total
A-1AR Notes	$10,700,000	$36,436	$10,736,436
A-2AR Notes	15,500,000	4,478	15,504,478
A-3AR Notes	50,000,000	103,056	50,103,056
B-1AR Notes	14,000,000	33,476	14,033,476
A-1L Notes	59,890,000	29,905	59,919,905
A-4AR Notes	32,000,000	13,867	32,013,867
A-5AR Notes	60,000,000	88,333	60,088,333
B-2AR Notes	8,000,000	3,553	8,003,553
A-2L Notes	116,625,000	53,573	116,678,573
A-3L Notes	235,000,000	214,633	235,214,633
A-6AR Notes	100,000,000	14,583	100,014,583
B-3AR Notes	25,000,000	3,701	25,003,701
A-4L Notes	170,027,000	153,874	170,180,874
A-5L Notes	171,000,000	157,320	171,157,320
A-6L Notes	245,000,000	226,625	245,226,625
B-4AR Notes	32,000,000	110,400	32,110,400
A-7L Notes	90,000,000	81,450	90,081,450
A-8L Notes	372,000,000	342,860	372,342,860
A-9L Notes	143,000,000	132,513	143,132,513
A-10L Notes	234,000,000	218,010	234,218,010
A-11L Notes	303,600,000	284,878	303,884,878
	$2,487,342,000	$2,307,525	$2,489,649,525

12.04 (q)     the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	4,453	230,485,560	10.11%
Financed Student Loans in deferment	9,257	429,816,720	18.86%